                                                       EXHIBIT 6(f)


                         AMENDMENT TO DISTRIBUTION AGREEMENTS
                         ------------------------------------

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.


NAME OF FUND                                 DATE OF AGREEMENT
------------                                 -----------------

The BlackRock Government Income Trust        August 30, 1991 and amended
(Class A)                                    and restated on April 12, 1995

Command Government Fund                      September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Command Money Fund                           September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Command Tax-Free Money Fund                  September 15, 1988 and
                                             amended and restated on
                                             April 12, 1995

Global Utility Fund, Inc.                    February 4, 1991 and
(Class A)                                    amended and restated on
                                             July 1, 1993, August 1, 1994
                                             and May 4, 1995


Nicholas-Applegate Fund, Inc.                August 1, 1994 and amended
(Class A)                                    and restated on May 12, 1995

     Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                   January 22, 1990 and
  (Class A)                                  amended and restated on
                                             August 1, 1994 and
     Strategy Portfolio                      May 3, 1995
     Balanced Portfolio

Prudential California Municipal Fund         August 1, 1994 and amended
(Class A)                                    and restated on May 5, 1995

     California Income Series
     California Series

Prudential California Municipal Fund         February 10, 1989 and
                                             amended and restated on
     California Money Market Series          July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.       January 3, 1995 and amended
(Class A)                                    and restated on June 13, 1995

Prudential Equity Fund, Inc.                 August 1, 1994 and amended
(Class A)                                    and restated on May 5, 1995

Prudential Equity Income Fund                August 1, 1994 and amended
(Class A)                                    and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.          July 11, 1994 and amended
(Class A)                                    and restated on June 13, 1995

Prudential Global Fund, Inc.                 August 1, 1994 and amended
(Class A)                                    and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.         August 1, 1994 andamended
(Class A)                                    and restated on May 3, 1995

Prudential Global Natural Resources          August 1, 1994 and amended
Fund,Inc.                                    and restated on May 3, 1995
(Class A)

Prudential Government Income Fund, Inc.      January 22, 1990 and
(Class A)                                    amended and restated on
                                             April 13, 1995

Prudential Government Securities Trust       November 20, 1990 and
  Money Market Series                        amended and restated on
  U.S. Treasury Money Market Series          July 1, 1993, May 2, 1995
                                             and August 1, 1995

Prudential Growth Opportunity Fund, Inc.     January 22, 1990 and
(Class A)                                    amended and restated on
                                             July 1, 1993, August 1, 1994
                                             and May 2, 1995

Prudential High Yield Fund, Inc.             January 22, 1990 and
(Class A)                                    amended and restated on
                                             July 1, 1993, August 1, 1994
                                             and May 2, 1995

Prudential Institutional Liquidity           November 20, 1987 Inc. and
Portfolio, Inc.                              amended and restated on
   Prudential Institutional Money Market     July 1, 1993 and
   Series                                    April 11, 1995

Prudential Intermediate Global Income        August 1, 1994 and amended
Fund, Inc.                                   and restated on May 10, 1995
(Class A)

Prudential MoneyMart Assets                  May 1, 1988 and amended
                                             and restated on July 1, 1993
                                             and May 10, 1995

Prudential Mortgage Income Fund, Inc.        August 1, 1994 and amended
(Class A)                                    and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.           August 1, 1994 and amended
(Class A)                                    and restated on May 3, 1995

Prudential Municipal Bond Fund               August 1, 1994 and amended
(Class A)                                    and restated on May 3, 1995

     Insured Series
     High Yield Series
     Intermediate Series

Prudential Municipal Series Fund             August 1, 1994 and amended
(Class A)                                    and restated on May 5, 1995

     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series

Prudential Municipal Series Fund

  Connecticut Money Market Series                 February 10, 1989 and
  Massachusetts Money Market Series               amended and restated on
  New Jersey Money Market Series                  July 1, 1993 and May 5, 1995
  New York Money Market Series

Prudential National Municipals Fund, Inc.         January 22, 1990 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 2, 1995


Prudential Pacific Growth Fund, Inc.              August 1, 1994 and amended
(Class A)                                         and restated on June 5, 1995

Prudential Global Limited Maturity Fund, Inc.     August 1, 1994 and amended
(formerly Prudential Short-Term Global Income     and restated on June 5, 1995
  Fund Inc.)
  (Class A)

     Global Assets Portfolio
     Limited Maturity Portfolio

Prudential Special Money Market Fund              January 12, 1990 and
     Money Market Series                          amended and restated on
                                                  April 12, 1995

Prudential Structured Maturity Fund, Inc.         August 1, 1994 and amended
(Class A)                                         and restated on June 14, 1995

     Income Portfolio

Prudential Tax-Free Money Fund, Inc.              May 2, 1988 and
                                                  amended and restated on
                                                  July 1, 1993, May 2, 1995 and
                                                  August 1, 1995


Prudential U. S. Government Fund                  August 1, 1994 and amended
(Class A)                                         and restated on June 5, 1995

Prudential Utility Fund, Inc.                     August 1, 1994 and amended
(Class A)                                         and restated on June 14, 1995

                    EACH OF THE FUNDS LISTED ABOVE



               By

                    /S/ ROBERT F. GUNIA
                    ----------------------------------------
                    Robert F. Gunia
                    Vice President


                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


               By

                    /S/ STEPHEN P. FISHER
                    ----------------------------------------
                    Stephen P. Fisher
                    Vice President


AGREED TO AND ACCEPTED BY:


     PRUDENTIAL SECURITIES INCORPORATED

By

     /S/ BRENDAN BOYLE
     -----------------------------------
     Brendan Boyle
     Senior Vice President